                                     FORM OF
                            MORGAN STANLEY FUND, INC.

                          ARTICLES SUPPLEMENTARY TO THE
                      ARTICLES OF AMENDMENT AND RESTATEMENT


     MORGAN STANLEY FUND, INC., a Maryland corporation (the "Corporation"), pursuant to Section 2-208 and 2-208.1 of the Maryland General Corporation Law ("MGCL"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST, The Corporation is an open-end investment company registered under the Investment Company Act of 1940, as amended.

     SECOND, The Board of Directors of the Corporation, at a meeting duly held
on December     , 1996 adopted a resolution increasing the total number of shares of stock that the Corporation shall have the authority to issue from twenty-one billion seven hundred fifty million (21,750,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-one million seven hundred fifty thousand dollars ($21,750,000) and designated and classified as follows:

                                                     NUMBER OF SHARES OF
                                                   COMMON STOCK CLASSIFIED
NAME OF CLASS                                            AND ALLOCATED
-------------                                      -----------------------

Morgan Stanley Money Market Fund                     2,000,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class A                         375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B                         375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C                         375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class A                                    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B                                    375,000,000 shares

Morgan Stanley Global Fixed Income
     Fund - Class C                                    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class C                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class A                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class B                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class C                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class B                                         375,000,000 shares

Morgan Stanley Growth and Income Fund
     - Class C                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class A                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class B                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class A                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class B                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class C                                         375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class A                                         375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class B                                         375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Tax-Free Income Money
     Market Fund                                     2,000,000,000 shares
Morgan Stanley Government Obligations
     Money Market Fund                               2,000,000,000 shares

to twenty-seven billion three hundred seventy-five million (27,375,000,000) shares of common stock, par value $.001 per share, having an aggregate par value of twenty-seven million three hundred and seventy-five thousand dollars ($27,375,000), designating and classifying five additional investment funds, each offering Class A shares, Class B shares and Class C shares of common stock, so that the common stock, par value $.001 per share, of the Corporation authorized to be issued is designated and classified as follows:


                                                     NUMBER OF SHARES OF
                                                   COMMON STOCK CLASSIFIED
NAME OF CLASS                                            AND ALLOCATED
-------------                                      -----------------------

Morgan Stanley Money Market Fund                     2,000,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class A                         375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class B                         375,000,000 shares
Morgan Stanley Global Equity
     Allocation Fund - Class C                         375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class A                                    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class B                                    375,000,000 shares
Morgan Stanley Global Fixed Income
     Fund - Class C                                    375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Asian Growth Fund
     - Class C                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class A                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class B                                         375,000,000 shares
Morgan Stanley American Value Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Worldwide High Income Fund
     - Class C                                         375,000,000 shares

Morgan Stanley Emerging Markets Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Emerging Markets Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Latin American Fund
     - Class C                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley European Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Growth and Income Fund
     - Class C                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class A                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class B                                         375,000,000 shares
Morgan Stanley International Magnum Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Aggressive Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class A                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class B                                         375,000,000 shares
Morgan Stanley High Yield Fund
     - Class C                                         375,000,000 shares

Morgan Stanley U.S. Real Estate Fund
     - Class A                                         375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class B                                         375,000,000 shares
Morgan Stanley U.S. Real Estate Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class A                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class B                                         375,000,000 shares
Morgan Stanley Japanese Equity Fund
     - Class C                                         375,000,000 shares
Morgan Stanley Tax-Free Income Money
     Market Fund                                     2,000,000,000 shares
Morgan Stanley Government Obligations
     Money Market Fund                               2,000,000,000 shares
Morgan Stanley Global Equity Fund
     -Class A                                          375,000,000 shares
Morgan Stanley Global Equity Fund
     -Class B                                          375,000,000 shares
Morgan Stanley Global Equity Fund
     -Class C                                          375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class A                                          375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class B                                          375,000,000 shares
Morgan Stanley Emerging Markets Debt Fund
     -Class C                                          375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     -Class A                                          375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     -Class B                                          375,000,000 shares
Morgan Stanley Mid Cap Growth Fund
     -Class C                                          375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class A                                          375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class B                                          375,000,000 shares
Morgan Stanley Equity Growth Fund
     -Class C                                          375,000,000 shares
Morgan Stanley Value Fund
     -Class A                                          375,000,000 shares

Morgan Stanley Value Fund
     -Class B                                          375,000,000 shares
Morgan Stanley Value Fund
     -Class C                                          375,000,000 shares

     THIRD: Such shares have been duly authorized and classified by the Board of Directors pursuant to authority and power contained in Section 2-105(c) of the MGCL and the Corporation's Articles of Amendment and Restatement to the Articles of Incorporation.

     FOURTH: The description of the shares designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption is as set forth in the Articles of Amendment and Restatement and has not changed in connection with these Articles Supplementary to the Articles of Amendment and Restatement.

     IN WITNESS WHEREOF, MORGAN STANLEY FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary on this ___ day of December, 1996.

                                        MORGAN STANLEY FUND, INC.



                                        By:
                                           --------------------------------
                                             Warren J. Olsen
                                             President



Attest:
        ----------------------
          Valerie Y. Lewis
          Secretary

     The undersigned, President of MORGAN STANLEY FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Amendment and Restatement to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                        -----------------------------------
                                        Warren J. Olsen